EXHIBIT 99.2

The Cincinnati Insurance Company n The Cincinnati Indemnity Company

The Cincinnati Casualty Company n The Cincinnati Specialty Underwriters Insurance Company

The Cincinnati Life Insurance Company n CFC Investment Company n CSU Producer Resources Inc.

Investor Contact: Dennis E. McDaniel, 513-870-2768

CINF-IR@cinfin.com

Media Contact: Joan O. Shevchik, 513-603-5323

Media_Inquiries@cinfin.com

Cincinnati Financial Corporation Subsidiaries Announce Appointments and Promotions

• Subsidiary Directors, Officers and Counsel

Cincinnati, February 3, 2014 – Cincinnati Financial Corporation (Nasdaq: CINF) announced today that on January 31, 2014, boards of its subsidiary companies held their regular meetings and appointed directors, officers and counsel, including the following promotions and new appointments:

David P. Osborn, a director of Cincinnati Financial Corporation, was additionally appointed as a director and member of the investment committee for all insurance subsidiaries.

Property Casualty Insurance – Standard Market:

The Cincinnati Insurance Company

The Cincinnati Casualty Company

The Cincinnati Indemnity Company

Promotions to Vice President:

Jason B. Couch, RPLU, AFSB – Management Liability & Surety

Luyang Fu, Ph.D., FCAS – Predictive Analytics

Glenn W. Koch, CPCU, AIM – Commercial Lines

Francis T. Obermeyer, CPA, CISA, PMP, CPCU, AIAF – Internal Audit

Marc J. Schambow, CPCU, AIM, ASLI – Field Claims
Brett J. Starr, CISA, CPCU, AIAF – Business Intelligence Competency

Promotions to Assistant Vice President:

Matthew R. Barton, CPCU, AIM, ARe, AU, ARM – Commercial Lines

John B. Boylan, CPCU, APA – Premium Audit

Molly A. Grimm, CEP, FPC – Shareholder Services

J. Michael Hennigan – Headquarters Claims

Troy M. Reichers – Headquarters Claims

James R. Richards, CPCU, AIC – Headquarters Claims

Promotions to Secretary:

Brian K. Baker, CPCU, AIM, AIC – Field Claims

Scott R. Boden, AFSB – Management Liability & Surety

Melissa A. Brunner, CPA – Corporate Tax

John L. Crow – Headquarters Claims

Elizabeth E. Ertel, CPCU, AIM, API, AINS – Corporate Communications

Sean M. Givler, CIC, CRM – Sales & Marketing

John C. Nutter, CPCU, AIC, AIM – Headquarters Claims

Kevin D. Oleckniche, CPCU, ARM, CSP – Loss Control

C. Kathleen Saurber, CPCU, CPIW, AINS – Staff Underwriting

Promotion (New Appointment) to Secretary:

Daniel F. Henke, FCAS, MAAA, CPCU – Pricing Analytics

Promotions (New Appointments) to Assistant Secretary:

Christopher J. Barr, PMP – Business Intelligence Competency

Donald R. Brockmeier, ACAS, MAAA, CPCU – Predictive Analytics

Rick C. Chambers, CPCU, AU – Commercial Lines

William A. Chandler, AIM – Commercial Lines

Stephen E. Dale – Loss Control

Brian D. Hetterich – Corporate Accounting

Kenneth C. Kerby, CPCU, AIC, AIM, AIT, ARM – Headquarters Claims

Anna J. Kroeger – Human Resources

Carolyn A. MacDonald, PMP – Property Casualty Insurance

Samuel M. Mamula, CPCU, AIC, ALCM, CSP – Loss Control

Shawn P. Niehaus, CPCU, AIM, ARe – Commercial Lines

Brian T. Reisert, CPCU, AIM, AINS – Commercial Lines

Michael R. Schirm, AIC, AIM, ARM – Headquarters Claims

Promotion (New Appointment) to Assistant Treasurer:

Gregory S. DePew, CFA – Investments

Promotions ( New Appointments) to Associate Counsel:

Alexandra B. Bowen – Legal-Litigation

Donald M. Desseyn – Legal-Litigation

The Cincinnati Life Insurance Company:

Promotions to Vice President:

Francis T. Obermeyer*

Brett J. Starr*

Promotion to Secretary:

Melissa A. Brunner*

Promotions (New Appointments) to Assistant Secretary:

Christopher J. Barr*

Jeremy M. Singer, CLU, FALU, FLMI – Life Underwriting & Policy Issue

Promotions (New Appointments) to Associate Counsel:

Alexandra B. Bowen*

Donald M. Desseyn*

Property Casualty Insurance – Excess & Surplus Lines:

The Cincinnati Specialty Underwriters Insurance Company

Promotion (New Appointment) to Assistant Secretary:

Richard D. Hill, AIC – Excess & Surplus Lines

*Title as listed above

Cincinnati Financial Corporation offers business, home and auto insurance, our main business, through The Cincinnati Insurance Company and its two standard market property casualty companies. The same local independent insurance agencies that market those policies may offer products of our other subsidiaries, including life and disability income insurance, fixed annuities and surplus lines property and casualty insurance. For additional information about the company, please visit cinfin.com.

Mailing Address:	Street Address:
P.O. Box 145496	6200 South Gilmore Road
Cincinnati, Ohio 45250-5496	Fairfield, Ohio 45014-5141